SUB-ITEM 77Q1(a)

                                                         MFS SERIES TRUST VII

Master Amended and Restated By-Laws dated January 1, 2002, as revised January 15, 2004 were contained in MFS Series Trust VI (File Nos. 33-34502 and 811-6102) Post-Effective Amendment No. 21 filed with the Securities and Exchange Commission via EDGAR on February 27, 2004 under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.